Execution Version #513051256 AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT This AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of December 3, 2024, by and among TITAN MACHINERY INC., a Delaware corporation (“Titan”), HEARTLAND AGRICULTURE, LLC, an Iowa limited liability company (“Heartland Agriculture”), HEARTLAND AG KANSAS, LLC, a Kansas limited liability company (“Heartland Kansas”; together with Heartland Agriculture and Titan, each a “U.S. Borrower” and collectively, the “U.S. Borrowers”), J.J. O’CONNOR & SONS PTY LTD, a company incorporated under the laws of Australia with ACN 005 242 142 (“J.J.”; and together with the U.S. Borrowers, each, a “Borrower” and collectively, the “Borrowers”), the Lenders party hereto and BANK OF AMERICA, N.A. a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, the “Agent”). WHEREAS, Borrowers, the Lenders and Agent are parties to that certain Fourth Amended and Restated Credit Agreement dated as of May 17, 2024 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”); WHEREAS, Borrowers have requested that Agent and the Lenders amend the Credit Agreement as set forth herein, and Agent and the Lenders have agreed to the foregoing, on the terms and conditions set forth herein; NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows: 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement. 2. Amendments to Credit Agreement. (a) Effective on the First Amendment Date, the following definitions as set forth in Schedule 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows: “Covenant/Dominion Threshold Amount” means an amount equal to (a) for the period commencing on and including December 15, 2024 and ending on and including March 15, 2025, 10% of the lesser of (i) Global Borrowing Base and (ii) Global Maximum Credit Amount and (b) at all other times, 15% of the lesser of (i) Global Borrowing Base and (ii) Global Maximum Credit Amount. “Reporting Threshold Amount” means an amount equal to: (a) with respect to Schedule 5.2, (i) for the period commencing on and including December 15, 2024 and ending on and including March 15, 2025, 12.5% of the lesser of (1) Global Borrowing Base and (2) Global Maximum Credit Amount and (ii) at all other times, 20% of the lesser of (1) Global Borrowing Base and (2) Global Maximum Credit Amount, and

2 (b) for all other purposes, (i) for the period commencing on and including December 15, 2024 and ending on and including March 15, 2025, 12.5% of the lesser of (1) Global Borrowing Base and (2) Global Maximum Credit Amount and (ii) at all other times, 17.5% of the lesser of (1) Global Borrowing Base and (2) Global Maximum Credit Amount. 3. Continuing Effect. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. 4. Reaffirmation and Confirmation. Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents, in each case as amended, supplemented or otherwise modified by this Amendment, to which it is a party represent the valid, enforceable and collectible obligations of such Loan Party, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed in all respects by each Loan Party. 5. Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent: (a) Agent shall have received a copy of this Amendment executed and delivered by Agent, the Lenders and Borrowers; (b) No Default or Event of Default shall have occurred and be continuing or result after giving effect to this Amendment or the transactions set forth herein. 6. Representations and Warranties. In order to induce Agent and the Lenders to enter into this Amendment, Borrowers hereby represent and warrant to Agent and the Lenders that: (a) All representations and warranties contained in the Loan Documents to which any Loan Party is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment (except to the extent that such representations and warranties expressly relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date); (b) No Default or Event of Default has occurred and is continuing; and (c) This Amendment and the Loan Documents, as modified hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against each Loan Party in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

3 7. Release. In consideration of the agreements of Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party hereby releases and forever discharges Agent and the Lenders and their respective directors, officers, employees, agents, attorneys, affiliates, subsidiaries, successors and permitted assigns from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses whatsoever (collectively “Claims”), of every kind and nature, however evidenced or created, whether known or unknown, arising prior to or on the date of this Amendment including, but not limited to, any Claims involving the extension of credit under or administration of this Amendment, the Credit Agreement or the Loan Documents, as each may be amended, or the obligations, liabilities and/or indebtedness incurred by Borrowers or any other transactions evidenced by this Amendment, the Credit Agreement or the Loan Documents. 8. Miscellaneous. (a) Expenses. Each Loan Party acknowledges and agrees that Section 15.7 of the Credit Agreement applies to this Amendment and the transactions, agreements and documents contemplated hereunder. (b) Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference. (c) Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment. (signature pages follow)

Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement (Titan Machinery) TD BANK, N.A., as a U.S. Floorplan Lender and a U.S. Revolver Lender